Exhibit 99.1

Blue Ridge Bankshares, Inc. Announces the Signing, Closing and Funding of Amended and Restated Definitive Purchase Agreements for $150 Million in a Private Placement of Common and Preferred Stock

Capital expected to allow the bank to reposition business lines, support organic growth and further enhance capital levels of the core community bank

Blue Ridge Bankshares, Inc. (the “Company” or “Blue Ridge”) (NYSE American: BRBS), the holding company of Blue Ridge Bank, National Association (“Blue Ridge Bank”) and BRB Financial Group, Inc. (“BRB Financial Group”), has closed on definitive securities purchase agreements for gross proceeds of $150,000,000 in a private placement of Blue Ridge’s common and preferred stock (the “Private Placement”).

This Private Placement supersedes and replaces the $150 million purchase, offering and sale of Blue Ridge common stock that was announced on December 22, 2023 (the “Previous Transaction”), for which all closing conditions were not satisfied.

Blue Ridge intends to use the capital to propel its near-term strategic initiatives, which include repositioning business lines, supporting organic growth, and further enhancing the core community bank’s capital levels, including complying with the capital ratios set forth in the previously disclosed Consent Order issued by the Office of the Comptroller of the Currency to Blue Ridge Bank.

“Although we believe we had nearly satisfied the appropriate closing conditions of the Previous Transaction, we received a shareholder inquiry that has raised questions about how votes were tabulated by an outside party on the articles amendment proposal at the shareholders meeting that made it difficult to move forward in a timely fashion, so we felt the best path was to adjust the offering structure,” said President and CEO, G. William “Billy” Beale. “We appreciate the commitment of the investors from the Previous Transaction to Blue Ridge as this continues to represent a significant step for our Virginia-based community bank to build a stronger platform for growth and shareholder value.”

The Private Placement

Pursuant to the securities purchase agreements, the Company has issued 3.4 million new common shares at a price of $2.50 per share, 14,150 shares of convertible Series B or Series C preferred stock, and 7,383 warrants to purchase convertible Series B or Series C preferred stock of Blue Ridge. Each share of convertible Series B and Series C preferred stock represents the equivalent of 4,000 shares of Blue Ridge common stock.

Upon receipt of requisite shareholder approvals for both the (i) issuance of common shares in the Private Placement in excess of 20% of the Company’s outstanding common shares, including upon conversion of the preferred stock, and (ii) increase in authorized common shares from 50,000,000 to 150,000,000, all shares of the Series B preferred stock will convert into common shares and the Series B preferred stock warrants will convert into warrants to acquire common shares.

Assuming the conversion of all shares of Series B preferred stock into common shares and accounting for the common-equivalent value of the Series C preferred stock, the Company would have issued 60 million shares of common and common equivalent shares at a $2.50 price and would have approximately 29.5 million common stock warrants outstanding with a strike price of $2.50. The transaction terms represent the same infusion of common equity capital as contemplated by the Previous Transaction.

The Private Placement was led by Kenneth R. Lehman, a private investor, with many years of experience investing in banks, with participation from Castle Creek Capital Partners VIII L.P. (“Castle Creek”), other new and existing institutional investors, and certain Blue Ridge directors and officers.

With the closing of the Private Placement, Blue Ridge expects to add up to three new investor-appointed representatives to the Board of Directors of Blue Ridge and Blue Ridge Bank, subject to regulatory approval, with the total Blue Ridge Board downsizing to 13 members at the conclusion of Blue Ridge’s 2024 annual meeting of shareholders.

Advisors on the Offering

Piper Sandler & Co. acted as sole placement agent for the Private Placement. Williams Mullen served as legal counsel to the Company and Troutman Pepper Hamilton Sanders, LLP served as legal counsel to the placement agent. Fenimore Kay Harrison LLP served as legal counsel to Mr. Lehman and Sidley Austin LLP served as legal counsel to Castle Creek.

Forward-Looking Statements

This release of Blue Ridge Bankshares, Inc. contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company’s financial performance to differ materially from that expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (ii) the effects of, and changes in, the macroeconomic environment and financial market conditions, including monetary and fiscal policies, interest rates and inflation; (iii) the Company’s ability to obtain shareholder approvals necessary for the conversion or exchange of preferred stock to common stock; (iv) the impact of, and the ability to comply with, the terms of the Consent Order with the Office of the Comptroller of the Currency (“OCC”), including the heightened capital requirements and other restrictions therein, and other regulatory directives; (v) the imposition of additional regulatory actions or restrictions for noncompliance with the Consent Order or otherwise; (vi) the Company’s involvement in, and the outcome of, any litigation, legal proceedings or enforcement actions that may be instituted against the Company; (vii) reputational risk and potential adverse reactions of the Company’s customers, suppliers, employees, or other business partners; (viii) the Company’s ability to manage its fintech relationships, including implementing enhanced controls and procedures, complying with OCC directives and applicable laws and regulations, maintaining deposit levels and the quality of loans associated with these relationships and, in certain cases, winding down certain of these partnerships; (ix) the quality and composition of the Company’s loan and investment portfolios, including changes in the level of the Company’s nonperforming assets and charge-offs; (x) the Company’s management of risks inherent in its loan portfolio, the credit quality of its borrowers, and the risk of a prolonged downturn in the real estate market, which could impair the value of the Company’s collateral and its ability to sell collateral upon any foreclosure; (xi) the ability to maintain adequate liquidity by retaining deposits and secondary funding sources, especially if the Company’s or industry’s reputation become damaged; (xii) maintaining capital levels adequate to support the Company’s business and to comply with OCC directives; (xiii) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (xiv) changes in consumer spending and savings habits; (xv) the willingness of users to substitute competitors’ products and services for the Company’s products and services; (xvi) deposit flows; (xvii) technological and social media changes; (xviii) potential exposure to fraud, negligence, computer theft, and cyber-crime; (xviii) the effects of acquisitions the Company may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such transactions; (ix) adverse developments in the financial industry generally, such as recent bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer and client behavior; (xx) changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or Blue Ridge Bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; (xxi) the impact of changes in financial services policies, laws, and regulations, including laws, regulations and policies concerning taxes, banking, securities, real estate and insurance, and the application thereof by regulatory bodies; (xxii) the effect of changes in accounting standards, policies and practices as may be adopted from time to time; (xxiii) estimates of the fair value and other accounting values, subject to impairment assessments, of certain of the Company’s assets and liabilities; (xxiv) geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxv) the occurrence or continuation of widespread health emergencies or pandemics, significant natural disasters, severe weather conditions, floods and other catastrophic events; and (xxvi) other risks and factors identified in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in filings the Company makes from time to time with the Securities and Exchange Commission (the “SEC”).

The foregoing factors should not be considered exhaustive and should be read together with other cautionary statements that are included in filings the Company makes from time to time with the SEC. Any one of these risks or factors could have a material adverse impact on the Company’s results of operations or financial condition, or cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, forward-looking information and statements contained in this release. Moreover, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on its forward-looking statements. Therefore, the Company cautions not to place undue reliance on its forward-looking information and statements, which speak only as of the date of this release. The Company does not undertake to, and will not, update or revise these forward-looking statements after the date hereof, whether as a result of new information, future events, or otherwise.

Important Information about the Transactions and Where to Find It

Blue Ridge intends to file a proxy statement with the SEC that will be sent to the shareholders of Blue Ridge seeking their approval of the transactions described herein. Security holders are urged to read the proxy statement when it becomes available (and any other relevant documents filed with the SEC in connection with the transactions described herein) because such documents will contain important information regarding Blue Ridge, the transactions, certain investors in the transactions, and related matters.

Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Blue Ridge through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from G. William Beale, Blue Ridge Bankshares, Inc., 1807 Seminole Trail, Charlottesville, Virginia 22901, or by telephone at (540) 743-6521. Blue Ridge and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Blue Ridge. Information about the directors and executive officers of Blue Ridge and their ownership of Blue Ridge’s common stock is set forth in Blue Ridge’s proxy statement in connection with its 2023 annual meeting of shareholders, as previously filed with the SEC on April 28, 2023.

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.